Exhibit 99.7 Slides of Presentation by Christel Bories, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Packaging.

Alcan Investor Workshop

Toronto, September 29, 2005

Christel Bories
President – Alcan Packaging

editions
KitKat
editions
KitKat

KENT
KOOL
Marlboro
100's
LAMBERT & BUTLER
KING SIZE
Craven A
RIZLA

Forward Looking Statements

Statements made in the course of this presentation which describe the Company's intentions, expectations or predictions may be "forward-looking statements" within the meaning of securities laws. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty, and actual actions or results could differ materially. Reference should be made to the  most recent Form 10-Q and Form 10-K for a summary of major risk factors. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the Company’s website at www.alcan.com in the “Investors” section.

References to "markets" or "market shares" as used in this document do not necessarily reflect regulatory market definitions.

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Agenda

■Group and business overview ■Market trends ■Strategy summary ■Operating priorities ■Financial metrics ■Summary ■Appendices

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Alcan Packaging
A global leader

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Sales by Region
Global reach in all our segments

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Competitive Landscape

N°8 overall, but N°2 in high value-added specialty packaging

The World’s Largest Packaging Companies (2004 figures)

	Country	Packaging Sales $bn	Principle Products
1 Tetrapak	Swe	9.2	Liquid Packaging & Packaging Machinery
2 Smurfit Stone Container	USA	8.3	Containerboard & Corrugated
3 Amcor	Aus	8.1	PET Containers, Closures, Flexibles, Corrugated, Cartons, Metal Cans
4 International Paper	USA	7.4	Paperboard, Cartonboard, Folding Cartons
5 Crown Cork & Seal	USA	7.2	Metal Cans
6 Toyo Seikan	Jap	6.6	Metal Cans, and Plastics & Glass Containers
7 Owens Illinois	USA	6.3	Glass and Plastic Containers
8 Alcan Packaging	Can	6.1	Flexible Packaging, Rigid Plastics, Cartons, Glass Tubing
9 Rexam	UK	5.6	Metal Cans, Rigid Plastics
10 Ball	USA	5.4	Metal Cans
11 Avery Dennison	USA	5.3	Flexible Packaging and Labels
12 St Gobain	Fra	4.6	Glass Containers
13 Weyerhaeuser	USA	4.5	Containerboard, Packaging and Recycling
14 Sealed Air	USA	3.8	Flexible Packaging and Protective Packaging
15 Jefferson Smurfit	Ire	3.8	Containerboard, Packaging and Recycling
16 Pactiv	USA	3.4	Flexible and Protective Packaging, Food Service
17 Alcoa	USA	3.2	Consumer Products, Food Service, Closures, Flexible Packaging
18 Sonoco	USA	3.2	Paper and Plastic Flexibles, Paperboard
19 Bemis	USA	2.8	Flexible Packaging and Labels
20 Huhtamaki	Fin	2.6	Rigid Thin-Walled Plastic & Paper, Molded Fiber and Flexible Packaging
		107.6

The world’s top 20 packaging companies represent less than 25% of the total supply

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Milestones
Leadership through major acquisitions

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Market Position
Leading Positions in Key Segments

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Market Participation
Focused on attractive markets where we can differentiate

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Market Participation
Trends have not changed but …are accelerating

■The footprints of our largest customers are changing, as they are investing heavily in emerging countries.

■Globalization and consolidation of our customer base create pressure on both price and performance but also favor high quality suppliers.

■Consumer needs are changing with life cycles and demographics (aging population) in developed economies, leading to more functionalities and enhancing packaging usefulness.

■More demand for service innovation and supply chain integration

■Regulatory requirements are increasing.

…and two new trends may continue
■Softness in Western Europe consumer demand is creating a highly competitive environment,
■Oil prices are likely to remain high, which will continue to drive higher resin prices
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Market Growth
Our customers are growing fast in new geographies

Market Trends - Illustration
Consolidation … both on the customer and supplier side

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Raw Material Impact
Plastic-based products impacted by increased oil prices

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Integration and Synergies

■Integration

■Full alignment on AIMS throughout the organization

■High degree of integration in all functional areas

■Synergy Realization

■VAW Flexpak integration complete, with target synergies of $45M captured

■Pechiney synergies on track,with savings expected to reach or exceed target of $115M

■4 Plants Closed

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Strategy Summary

■Operating Excellence as a foundation of our success   ■Rationalization of our portfolio   ■Focus on growing and attractive market segments

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Operating Excellence
Laying the foundation for future success

■Deploying Alcan Integrated Management System

■Best-in-class in EHS

■Aggressive deployment of CI

■VBM

■Implementing World Class Purchasing

■Changing Manufacturing Footprint

■Fewer and larger operations, and more specialized by
  product and technology = Centers of Excellence

■Part of the business in low cost areas

■Aligning new operating models in line with customer needs

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Operating Excellence - EHS
Significant improvement over the last 3 years

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Operating Excellence - CI
Lean 6 sigma supported by manufacturing excellence basics to accelerate deployment and exchange of best practices

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Operating Excellence - Procurement
Leveraging our scale and global reach

We develop strategic initiatives, such as: ■Global sourcing ■Low cost countries sourcing ■Total value of ownership (TVO) ■E-procurement

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Manufacturing Footprint
A strong base for low-cost export

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Manufacturing Footprint
Reinforcing our Western businesses

■Moving some of them to low-cost countries, and growing our
  Eastern European and Mexico platforms.

■Accelerating automation.

■Reducing our number of plants.

■Reinforcing service models and creating Centres of Excellence:

■Food Flexible customer and market focused sites

■Tobacco customer dedicated factories

■Focused Pharma Centers:  USA, UK, Spain, Germany,  China

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Manufacturing Footprint
Simplifying our business to be stronger and faster

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Portfolio Rationalization
Exiting Mature and Unprofitable Segments …

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Growth
Focusing on growing, attractive market segments

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Growth – Portfolio Realignment
Extending our footprint in attractive segments and geographies

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Innovation Process
Driving profitable, sustainable organic growth

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BGP Margin
Target 15% in 2009

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Summary
Winning in our markets through …

■  Excellent management systems providing a strong foundation:
    AIMS: EHS FIRST, CI, Maximizing Value & Procurement Excellence

■  Optimized platforms capturing future growth:

■  Balanced geographical footprint

■  Excellent, top-tier portfolio of technology and know-how

■  Customized service models

■  Strong innovation process

■  Empowered people, working in flexible organizations, focused on delivering profitable growth

■  Working in a sustainable way

■  Focusing on what is most important:  our customers

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APPENDIX

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Alcan Packaging Locations

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Alcan Packaging Organization

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Food Flexible Worldwide No. 1

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Pharmaceutical Worldwide No. 1

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Cosmetics & Personal Care Worldwide No. 1

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Tobacco Worldwide No. 2 – Soon No. 1

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